Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717



                      FIRST TRUST EXCHANGE-TRADED FUND VI

                          FIRST TRUST HIGH INCOME ETF
                                    ("FTHI")

  SUPPLEMENT TO THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2016
                 AS PREVIOUSLY SUPPLEMENTED ON JUNE 6, 2016 AND
               SUPERSEDING THE SUPPLEMENT FILED ON AUGUST 3, 2016


                              DATED AUGUST 9, 2016

      The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund VI (the "Trust") has approved a transaction to combine First Trust Dividend and Income Fund ("FAV"), a closed-end fund, with FTHI. Pursuant to this transaction, FAV shareholders will become shareholders of FTHI.

      In order for the transaction to occur, the shareholders of FTHI must approve the issuance of the shares to be issued in the transaction and shareholders of FAV must approve the transaction. If approved, shares of FAV would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FTHI with an equal aggregate net asset value, and FAV shareholders will become shareholders of FTHI. In lieu of receiving a fractional share of FTHI, FAV shareholders will receive an amount in cash equal to the net asset value of such fractional share.

      A joint special meeting of shareholders of FTHI and FAV for the purpose of voting on the transaction has been called for October 3, 2016. Shareholders of record of FTHI as of August 5, 2016, are entitled to notice of and to vote at the special meeting. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

      FTHI will continue sales and redemptions of shares as described in the accompanying prospectus. Holders of shares of FTHI purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.


           PLEASE KEEP THIS SUPPLEMENT WITH THE FUND'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE